Annual Report July 31, 2000

Oppenheimer
Trinity Growth Fund

[LOGO]OPPENHEIMERFUNDS(r)
THE RIGHT WAY TO INVEST

[INSIDE FRONT COVER]

REPORT HIGHLIGHTS

CONTENTS
1 President's Letter
2 An Interview with Your
Fund's Managers
5 Fund Performance
9 Financial Statements
21 Independent Auditors'
Report
22 Federal Income Tax
Information
23 Officers and Trustees

The current portfolio management team ADHERED TO A HIGHLY DISCIPLINED INVESTMENT PROCESS designed to control risk, ensure broad diversification and avoid "style drift." After a slow start, good individual stock selections boosted the Fund's performance, PARTICULARLY IN THE TECHNOLOGY AND UTILITY SECTORS.


CUMULATIVE TOTAL RETURNS*
For the Period from 9/1/99 to 7/31/00

                                 Without            With
                                 Sales Chg.         Sales Chg.

Class A                          14.10%              7.54%
Class B                          13.30%              8.30%
Class C                          13.20%             12.20%
Class Y                          14.30%             14.30%

* See Notes on page 8 for further details.

PRESIDENT'S LETTER

BRIDGET A. MACASKILL
President
Oppenheimer
Trinity Growth Fund


DEAR SHAREHOLDER,

The 1990s, although not free of volatility, were distinguished by an overall bull market. In contrast, the year 2000 has been characterized so far as a relatively difficult investment environment with high levels of volatility.

As we entered the year, a vital concern weighing on investors' minds was growing evidence of a trend toward higher inflation.While productivity improvements and various economic forces helped keep inflation low over the last decade, the year 2000 has seen upward pressure on wages and some prices.That's primarily because the U.S. economy has been growing at a vigorous pace, creating a labor shortage for businesses and high spending levels among consumers. In response, since the summer of 1999, the Federal Reserve Board raised short-term interest rates six times through June 30, 2000, in an attempt to forestall inflationary pressures.

During that period, higher interest rates adversely affected many stocks and bonds. In a dramatic decline, previously high-flying technology stocks generally fell to more reasonable valuations.At the same time, long-neglected value stocks began to attract investor interest.The result: narrowing of the valuation gap between growth stocks and value stocks. Finally, in the bond market, higher interest rates caused prices of most fixed income securities to fall.

At OppenheimerFunds, we were not surprised by these developments, many of which we anticipated in our recent letters to investors.What did concern us was that, prior to the April 2000 correction, we began to see disturbing signs that short-term trading was taking place not just in technology stocks, but also in mutual funds. Prudent investors will understand our concern: most stock and bond funds are carefully designed as long-term investments to help individuals and families progress toward significant financial goals. In general, short-term trading is risky and may compromise a well planned financial strategy. It may also result in unforeseen adverse consequences, such as unnecessarily high tax bills.

We continue to believe that maintaining a long-term perspective and practicing diversification are the fundamental drivers of consistent performance over time. These strategies have helped individual investors, as well as professional investors, weather declining markets and participate in rising ones. On the following pages, your portfolio manager discusses the long-term strategies and particular investment decisions that affected your fund during the reporting period.

You can remain confident that our portfolio managers will continue to monitor areas of opportunity in the arenas in which your fund invests, as the effects of today's changing investment environment take hold. Knowing what's going on in the world's economies, markets and companies--and making investment decisions designed to try to take advantage of them over the long term--is central to what makes OppenheimerFunds The Right Way to Invest.

Sincerely,


/s/Bridget A. Macaskill

Bridget A. Macaskill
August 21, 2000


These general market views represent opinions of OppenheimerFunds, Inc. and are not intended to predict or depict performance of any particular fund. Specific discussion, as it applies to your Fund, is contained in the pages that follow. Stocks and bonds have different types of investment risks; stocks are subject to market volatility and bonds are subject to credit and interest rate risks.



1 Oppenheimer Trinity Growth Fund

AN INTERVIEW WITH YOUR FUND'S MANAGERS

PORTFOLIO MANAGEMENT TEAM
Miguel de Braganca
Daniel Burke
Blake Gall
Jennifer Kosmo

HOW WOULD YOU CHARACTERIZE THE FUND'S PERFORMANCE SINCE ITS COMMENCEMENT?
We were pleased with our strong performance in the 11 months since we began managing Oppenheimer Trinity Growth Fund (September 1, 1999-July 31, 2000).After a slow start during the last few months of 1999, performance improved dramatically in 2000. Despite a volatile market and challenging economic environment, our disciplined, bottom-up stock selection process enabled us to identify and invest in some of the best performers in the market's hottest sectors.

WHAT IS THE FUND'S INVESTMENT APPROACH?
Oppenheimer Trinity Growth Fund seeks capital appreciation primarily from stocks of large, growth-oriented companies.These include many of the best-known, fastest-growing companies in the United States across a variety of sectors and industry groups.

The key to our management approach is our discipline in maintaining a consistent investment strategy through changing market conditions.We seek to avoid "style drift" by primarily investing in stocks listed in our benchmark, the S&P/BARRA Growth Index.We also ensure broad diversification by targeting the Fund's sector weights to those of the index.We strive to add value to the Fund and exceed the benchmark's performance by identifying the most attractive stocks within each sector. To that end, we employ a wide range of computer-based modeling tools optimized for each sector to determine the most attractive prospects under prevailing market conditions.

We also seek to avoid the risks associated with market timing. Market timing refers to the practice of moving a fund's assets in and out of the equities market in an attempt to avoid declines. Because we believe that the risks and costs of such strategies outweigh the benefits, we generally keep the Fund close to fully invested at all times.

Although we have managed the Fund for less than a year, our investment approach has stood the test of time. As portfolio managers, we have been employing similar quantitative models for many years across a wide range of market cycles and conditions. In the process, we have continually worked to refine our approach, creating a systematic, highly disciplined method of building and managing portfolios.We believe our approach enables us to reduce investment risks while positioning the Fund to outperform its benchmark, as well as most other growth-oriented large-cap equity funds.

WHAT KINDS OF MARKET CONDITIONS CONFRONTED THE FUND DURING THE REPORTING PERIOD? Growth-oriented stocks demonstrated considerable strength during most of the period, supported by continued expansion of the U.S. economy, low rates of inflation, growing evidence of a global economic recovery and diminishing fears of Y2K-related problems.These factors drove most broad market indexes sharply higher during the last few months of 1999, with growth-oriented stocks outperforming value-oriented stocks by a wide margin.

As the new year began, the threat of rising inflation remained the most serious negative factor facing the markets. Although measurable inflation remained low, high levels of consumer spending fueled a rate of economic growth that many observers considered unsustainable. The Federal Reserve Board ("Fed") raised interest rates in an effort to slow the pace of economic growth and thereby head off inflation.The uncertainties associated with these issues culminated in a slump in technology and many other growth stocks that occurred primarily in April and May 2000. However, better than expected corporate earn-ings reports--along with preliminary signs that U.S. economic growth might be slowing in response to the Fed's measures--bolstered investor confidence and gave new impetus to growth stocks in June.

HOW DID YOU MANAGE THE FUND IN LIGHT OF THESE CONDITIONS?
Informed by the data generated by our quantitative models, we built a diversified portfolio of growth stocks that reflected the sector weightings of the S&P/BARRA Growth Index. As was the case with the index, technology was the Fund's largest sector, representing just over 50% of assets by the end of the reporting period.Although our individual technology stock selections got off to a slow start relative to the index in late 1999, performance improved sharply beginning in January 2000. By selecting well-established companies such as Cisco Systems, Inc. and Intel Corp., we succeeded in matching the performance of the index's technology stocks.This accounted for most of the Fund's positive results.These industry leaders with solid performance backgrounds maintained their value during the

2 Oppenheimer Trinity Growth Fund

April-May  technology  slump much  better than  stocks of  high-flying  Internet companies with little or no earnings.The Fund also benefited from the performance of our utilities holdings. Although utilities represented only a small percentage of the Fund's assets, it returned approximately 26% during the period, easily outperforming the index's utility component.

Of course, not every stock selection or sector provided such outstanding performance. In particular, our consumer staples holdings detracted from the Fund's returns.

However, this sector represented less than 10% of the Fund's total assets, which limited the impact on the Fund's total return.

WHAT IS YOUR OUTLOOK FOR THE FUTURE?
We are heartened by indications that the Fed's actions may be reining in the rate of U.S. economic growth. If so, the repeated interest rate increases that have pressured equities markets for much of 2000 may be nearing an end. However, we believe it is still too early to draw any firm conclusions regarding the future of interest rates for the coming 12 months. Such uncertainties may keep market volatility at an unusually high level for the near future.

In this challenging and changeable environment, we continue to maintain our unwavering focus on uncovering the most attractive large-cap growth stocks. Our highly disciplined, long-term approach to growth investing is what makes Oppenheimer Trinity Growth Fund an important part of The Right Way to Invest.

3 Oppenheimer Trinity Growth Fund

AN INTERVIEW WITH YOUR FUND'S MANAGERS

[PIE CHART]

SECTOR ALLOCATION(1)
Technology           52.3%
Healthcare           17.6
Consumer
Cyclicals            11.1
Capital Goods         8.4
Consumer Staples      7.0
Communication
Services              2.3
Financial             1.3


CUMULATIVE TOTAL RETURNS(2)

For the period from 9/1/99 to 6/30/00

Class A        11.97%
Class B        13.00
Class C        16.90
Class Y        19.00

TOP TEN STOCK HOLDINGS(3)
Cisco Systems, Inc. 8.1%
General Electric Co. 7.7
Oracle Corp. 4.8
Intel Corp. 4.6
Merck & Co., Inc. 4.5
Microsoft Corp. 4.1
America Online, Inc. 3.6
Wal-Mart Stores, Inc. 3.5
IBM, Corp. 3.4
Bristol-Myers Squibb Co. 3.4


1. Portfolio is subject to change. Percentages are as of July 31, 2000, and are based on total market value of common stock.

2. See page 8 for further details.

3. Portfolio is subject to change. Percentages are as of July 31, 2000, and are based on net assets.

4 Oppenheimer Trinity Growth Fund

HOW HAS THE FUND PERFORMED? Below is a discussion, by the Manager, of the Fund's performance during its fiscal year ended July 31, 2000, followed by a graphical comparison of the Fund's performance to an appropriate broad-based market index.

MANAGEMENT'S DISCUSSION OF PERFORMANCE
During the fiscal year that ended July 31, 2000, the U.S. economy enjoyed strong growth. Growth-oriented equities performed well on average until mid-March 2000, when concerns over rising interest rates hindered performance. Growth stocks slumped until late May, then rallied again in June in the face of strong earnings reports and mounting evidence that economic growth was slowing to a sustainable rate. Guided by our quantitative investment models, we identified and invested in several strong performing individual stocks. Our best areas of investment were technology and utilities, while consumer staples detracted slightly from our overall performance. The Fund's portfolio holdings, allocations and strategies are subject to change.

COMPARING THE FUND'S PERFORMANCE TO THE MARKET
The graphs that follow show the performance of a hypothetical $10,000 investment in each class of shares of the Fund held until July 31, 2000. In all cases, performance is measured from commencement of the classes on September 1, 1999.The Fund's performance reflects the deduction of the maximum initial sales charge on Class A shares and the applicable contingent deferred sales charge for Class B and Class C shares.The graphs assume that all dividends and capital gains distributions were reinvested in additional shares.

The Fund's performance is compared to the performance of the S&P/BARRA Growth Index, a capitalization-weighted index comprised of stocks of the S&P 500 with higher book-to-price ratios relative to the S&P 500 as a whole. Each company of the S&P 500 is assigned to either the value or growth index so that the sum of the two indices reflects the total S&P 500. Index performance reflects the reinvestment of dividends but does not consider the effect of capital gains or transaction costs, and none of the data in the graphs that follow shows the effect of taxes.The Fund's performance reflects the effects of Fund business and operating expenses.While index comparisons may be useful to provide a benchmark for the Fund's performance, it must be noted that the Fund's investments are not limited to those investments found in an index.

5 Oppenheimer Trinity Growth Fund

FUND PERFORMANCE

CLASS A SHARES
COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:
Oppenheimer Trinity Growth Fund (Class A) and S&P/BARRA Growth Index

               Oppenheimer
               Trinity         S&P/BARRA
               Growth          Growth
               Fund            Index

09/01/99        9,425          10,000
10/31/99        9,604          10,510
01/31/00       10,038          10,991
04/30/00       10,792          11,653
07/31/00       10,754          11,542

CUMULATIVE TOTAL RETURN OF CLASS A SHARES OF THE FUND AT 7/31/00(1)
LIFE 7.54%



CLASS B SHARES
COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:
Oppenheimer Trinity Growth Fund (Class B) and S&P/BARRA Growth Index

               Oppenheimer
               Trinity         S&P/BARRA
               Growth          Growth
               Fund            Index

09/01/99       10,000          10,000
10/31/99       10,180          10,510
01/31/00       10,620          10,991
04/30/00       11,390          11,653
07/31/00       10,830          11,542

CUMULATIVE TOTAL RETURN OF CLASS B SHARES OF THE FUND AT 7/31/00(1)
LIFE 8.30%

6 Oppenheimer Trinity Growth Fund

CLASS C SHARES

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:
Oppenheimer Trinity Growth Fund (Class C) and S&P/BARRA Growth Index

             Oppenheimer
               Trinity         S&P/BARRA
               Growth          Growth
               Fund            Index

09/01/99       10,000          10,000
10/31/99       10,180          10,510
01/31/00       10,610          10,991
04/30/00       11,380          11,653
07/31/00       11,220          11,542

CUMULATIVE TOTAL RETURN OF CLASS C SHARES OF THE FUND AT 7/31/00(1)
LIFE 12.20%



CLASS Y SHARES

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:
Oppenheimer Trinity Growth Fund (Class Y) and S&P/BARRA Growth Index

             Oppenheimer
               Trinity         S&P/BARRA
               Growth          Growth
               Fund            Index

09/01/99       10,000          10,000
10/31/99       10,200          10,510
01/31/00       10,660          10,991
04/30/00       11,470          11,653
07/31/00       11,430          11,542

CUMULATIVE TOTAL RETURN OF CLASS Y SHARES OF THE FUND AT 7/31/00(1)
LIFE 14.30%

The performance information for the S&P/BARRA Growth Index in the graphs begins on 8/31/99 for all classes.

1. See page 8 for further details.
Past performance is not predictive of future performance. Graphs are not drawn to the same scale.

7 Oppenheimer Trinity Growth Fund

NOTES

IN REVIEWING PERFORMANCE AND RANKINGS, PLEASE REMEMBER THAT PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN
REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. THE FUND'S PERFORMANCE MAY FROM TIME TO TIME BE SUBJECT TO SUBSTANTIAL SHORT-TERM CHANGES, PARTICULARLY DURING PERIODS OF MARKET OR INTEREST RATE VOLATILITY. FOR QUARTERLY UPDATES ON THE FUND'S PERFORMANCE, PLEASE CONTACT YOUR FINANCIAL ADVISOR, CALL US AT 1.800.525.7048 OR VISIT OUR WEBSITE AT WWW.OPPENHEIMERFUNDS.COM.

Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. Cumulative total returns are not annualized.The Fund's total returns shown do not show the effects of income taxes on an individual's investment.Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares. Please note that Oppenheimer Trinity Growth Fund has a limited operating history and is not an index fund.The commencement date of all classes is 9/1/99.

Unless otherwise noted, Class A shares cumulative total returns are shown net of the applicable 5.75% maximum initial sales charge.

Unless otherwise noted, Class B shares cumulative total returns are shown net of the applicable contingent deferred sales charge of 5% (since commencement). Class B shares are subject to an annual 0.75% asset-based sales charge.

Unless otherwise noted, Class C shares cumulative total returns are shown net of the 1% contingent deferred sales charge (since commencement). Class C shares are subject to an annual 0.75% asset-based sales charge.

Class Y shares are offered to certain institutional investors under special agreement with the distributor.

An explanation of the calculation of performance is in the Fund's Statement of Additional Information.

8 Oppenheimer Trinity Growth Fund


------------------------------------------------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS                                                          July 31, 2000

                                                                                                        MARKET VALUE
                                                                                            SHARES      SEE NOTE 1
------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS - 95.1%
------------------------------------------------------------------------------------------------------------------------
CAPITAL GOODS - 8.0%
------------------------------------------------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT - 7.7%
------------------------------------------------------------------------------------------------------------------------
General Electric Co.                                                                        17,700      $       910,444
------------------------------------------------------------------------------------------------------------------------
MANUFACTURING - 0.3%
------------------------------------------------------------------------------------------------------------------------
Avery-Dennison Corp.                                                                           600               32,550
------------------------------------------------------------------------------------------------------------------------
COMMUNICATION SERVICES - 2.2%
------------------------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS-LONG DISTANCE - 1.1%
------------------------------------------------------------------------------------------------------------------------
Qwest Communications International, Inc.                           (1)                       2,764              129,735
------------------------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS-WIRELESS - 1.1%
------------------------------------------------------------------------------------------------------------------------
Nextel Communications, Inc., Cl. A                                 (1)                       2,400              134,250
------------------------------------------------------------------------------------------------------------------------
CONSUMER CYCLICALS - 10.6%
------------------------------------------------------------------------------------------------------------------------
CONSUMER SERVICES - 0.1%
------------------------------------------------------------------------------------------------------------------------
Interpublic Group of Cos., Inc.                                                                200                8,012
------------------------------------------------------------------------------------------------------------------------
LEISURE & ENTERTAINMENT - 0.7%
------------------------------------------------------------------------------------------------------------------------
Harley-Davidson, Inc.                                                                        1,900               85,262
------------------------------------------------------------------------------------------------------------------------
MEDIA - 4.1%
------------------------------------------------------------------------------------------------------------------------
Dow Jones & Co., Inc.                                                                        2,100              138,469
------------------------------------------------------------------------------------------------------------------------
Time Warner, Inc.                                                                            4,500              345,094
                                                                                                          --------------
                                                                                                                483,563
------------------------------------------------------------------------------------------------------------------------
RETAIL:  GENERAL - 4.0%
------------------------------------------------------------------------------------------------------------------------
Kohl's Corp.                                                       (1)                       1,000               56,750
------------------------------------------------------------------------------------------------------------------------
Wal-Mart Stores, Inc.                                                                        7,600              417,525
                                                                                                          --------------
                                                                                                                474,275
------------------------------------------------------------------------------------------------------------------------
RETAIL:  SPECIALTY - 1.7%
------------------------------------------------------------------------------------------------------------------------
Home Depot, Inc.                                                                             3,900              201,825
------------------------------------------------------------------------------------------------------------------------
CONSUMER STAPLES - 6.7%
------------------------------------------------------------------------------------------------------------------------
BEVERAGES - 3.2%
------------------------------------------------------------------------------------------------------------------------
Coca-Cola Co. (The)                                                                            400               24,525
------------------------------------------------------------------------------------------------------------------------
PepsiCo, Inc.                                                                                7,800              357,337
                                                                                                          --------------
                                                                                                                381,862
------------------------------------------------------------------------------------------------------------------------
FOOD - 1.8%
------------------------------------------------------------------------------------------------------------------------
Kellogg Co.                                                                                  8,000              207,500
------------------------------------------------------------------------------------------------------------------------
HOUSEHOLD GOODS - 1.7%
------------------------------------------------------------------------------------------------------------------------
Colgate-Palmolive Co.                                                                        3,500              194,906
------------------------------------------------------------------------------------------------------------------------
FINANCIAL - 1.2%
------------------------------------------------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL - 1.2%
------------------------------------------------------------------------------------------------------------------------
SLM Holding Corp.                                                                            3,400              146,412
------------------------------------------------------------------------------------------------------------------------
HEALTHCARE - 16.7%
------------------------------------------------------------------------------------------------------------------------
HEALTHCARE/DRUGS - 14.5%
------------------------------------------------------------------------------------------------------------------------
Abbott Laboratories                                                                          3,300              137,362
------------------------------------------------------------------------------------------------------------------------
Bristol-Myers Squibb Co.                                                                     8,100              401,962
------------------------------------------------------------------------------------------------------------------------
Johnson & Johnson                                                                            4,100              381,556
------------------------------------------------------------------------------------------------------------------------
Merck & Co., Inc.                                                                            7,400              530,487
------------------------------------------------------------------------------------------------------------------------
Pfizer, Inc.                                                                                 6,000              258,750
------------------------------------------------------------------------------------------------------------------------
Schering-Plough Corp.                                                                          300               12,956
                                                                                                          --------------
                                                                                                              1,723,073

9 Oppenheimer Trinity Growth Fund


------------------------------------------------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS                                                          Continued

                                                                                                        MARKET VALUE
                                                                                          SHARES        SEE NOTE 1
------------------------------------------------------------------------------------------------------------------------
HEALTHCARE/SUPPLIES & SERVICES - 2.2%
------------------------------------------------------------------------------------------------------------------------
Allergan, Inc.                                                                                 600      $        40,163
------------------------------------------------------------------------------------------------------------------------
Medtronic, Inc.                                                                              4,400              224,675
                                                                                                          --------------
                                                                                                                264,838
------------------------------------------------------------------------------------------------------------------------
TECHNOLOGY - 49.7%
------------------------------------------------------------------------------------------------------------------------
COMPUTER HARDWARE - 6.9%
------------------------------------------------------------------------------------------------------------------------
EMC Corp.                                                          (1)                        900               76,613
------------------------------------------------------------------------------------------------------------------------
International Business Machines Corp.                                                        3,600              404,775
------------------------------------------------------------------------------------------------------------------------
Sun Microsystems, Inc.                                             (1)                      3,200              337,400
                                                                                                          --------------
                                                                                                                818,788
------------------------------------------------------------------------------------------------------------------------
COMPUTER SOFTWARE - 16.4%
------------------------------------------------------------------------------------------------------------------------
America Online, Inc.                                               (1)                      7,900              421,169
------------------------------------------------------------------------------------------------------------------------
Microsoft Corp.                                                    (1)                      6,900              481,706
------------------------------------------------------------------------------------------------------------------------
Oracle Corp.                                                       (1)                      7,600              571,425
------------------------------------------------------------------------------------------------------------------------
Siebel Systems, Inc.                                               (1)                      2,100              304,500
------------------------------------------------------------------------------------------------------------------------
Yahoo!, Inc.                                                       (1)                      1,300              167,294
                                                                                                          --------------
                                                                                                              1,946,094
------------------------------------------------------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT - 15.5%
------------------------------------------------------------------------------------------------------------------------
ADC Telecommunications, Inc.                                       (1)                      7,000              293,563
------------------------------------------------------------------------------------------------------------------------
Cisco Systems, Inc.                                                (1)                     14,600              955,388
------------------------------------------------------------------------------------------------------------------------
Lucent Technologies, Inc.                                                                    7,400              323,750
------------------------------------------------------------------------------------------------------------------------
Nortel Networks Corp.                                                                        3,600              267,750
                                                                                                          --------------
                                                                                                              1,840,451
------------------------------------------------------------------------------------------------------------------------
ELECTRONICS - 10.9%
------------------------------------------------------------------------------------------------------------------------
Altera Corp.                                                       (1)                       1,100              108,006
------------------------------------------------------------------------------------------------------------------------
Applied Materials, Inc.                                            (1)                       3,900              295,913
------------------------------------------------------------------------------------------------------------------------
Intel Corp.                                                                                  8,200              547,350
------------------------------------------------------------------------------------------------------------------------
Micron Technology, Inc.                                            (1)                       1,600              130,400
------------------------------------------------------------------------------------------------------------------------
Teradyne, Inc.                                                     (1)                       3,100              196,463
------------------------------------------------------------------------------------------------------------------------
Texas Instruments, Inc.                                                                        200               11,738
                                                                                                          --------------
                                                                                                              1,289,870
                                                                                                          --------------
Total Common Stocks (Cost $10,681,792)                                                                       11,273,710

                                                                                          PRINCIPAL
                                                                                          AMOUNT
------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS - 2.0%
------------------------------------------------------------------------------------------------------------------------
Repurchase agreement with Banc One Capital Markets,  Inc.,
6.53%, dated 7/31/00, to be repurchased at $241,044 on
8/1/00,  collateralized  by U.S. Treasury Nts., 4.25%-7.875%,
8/31/00-8/15/09, with a value of $176,057 and U.S. Treasury
Bonds, 5.25%--14%, 8/15/03--11/15/28, with a value of $70,323
(Cost $241,000)                                                                           $241,000              241,000

------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS, AT VALUE (COST $10,922,792)                                               97.1%           11,514,710
------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS NET OF LIABILITIES                                                               2.9               347,665
                                                                                  -----------------     ----------------

NET ASSETS                                                                                  100.0%      $    11,862,375
                                                                                  =================     ================

1.  Non-income-producing security.

See accompanying Notes to Financial Statements.

10 Oppenheimer Trinity Growth Fund


--------------------------------------------------------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES                                                 July 31, 2000



--------------------------------------------------------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $10,922,792) - see accompanying statement                                               $11,514,710
--------------------------------------------------------------------------------------------------------------------------------
Cash                                                                                                                        899
--------------------------------------------------------------------------------------------------------------------------------
Receivables and other assets:
Investments sold                                                                                                        345,277
Shares of beneficial interest sold                                                                                       91,750
Interest                                                                                                                  5,728
Other                                                                                                                        16
                                                                                                              ------------------
Total assets                                                                                                         11,958,380

--------------------------------------------------------------------------------------------------------------------------------
LIABILITIES Payables and other liabilities:
Investments purchased                                                                                                    63,684
Shares of beneficial interest redeemed                                                                                   10,588
Shareholder reports                                                                                                       9,555
Legal, auditing and other professional fees                                                                               3,108
Distribution and service plan fees                                                                                        2,656
Transfer and shareholder servicing agent fees                                                                             2,019
Trustees' compensation                                                                                                      110
Other                                                                                                                     4,285
                                                                                                              ------------------
Total liabilities                                                                                                        96,005

--------------------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                                                          $11,862,375
                                                                                                              ==================

--------------------------------------------------------------------------------------------------------------------------------
COMPOSITION OF NET ASSETS
Paid-in capital                                                                                                     $11,270,457
--------------------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation on investments                                                                              591,918
                                                                                                              ------------------
Net assets                                                                                                          $11,862,375
                                                                                                              ==================


11 Oppenheimer Trinity Growth Fund


--------------------------------------------------------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES                                                 Continued



--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE
Class A Shares:
Net asset value and redemption price per share (based on net assets of
$7,088,248 and 621,400 shares of beneficial interest outstanding)                                                        $11.41
Maximum offering price per share (net asset value plus sales charge
of 5.75% of offering price)                                                                                              $12.11

--------------------------------------------------------------------------------------------------------------------------------
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $3,298,323
and 291,149 shares of beneficial interest outstanding)                                                                   $11.33

--------------------------------------------------------------------------------------------------------------------------------
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $1,474,592
and 130,277 shares of beneficial interest outstanding)                                                                   $11.32

--------------------------------------------------------------------------------------------------------------------------------
Class Y Shares:
Net asset value, redemption price and offering price per share (based on
net assets of $1,212 and 106 shares of beneficial interest outstanding)                                                  $11.43

See accompanying Notes to Financial Statements.

12 Oppenheimer Trinity Growth Fund

--------------------------------------------------------------------------------------------------------------------------------
STATEMENT OF OPERATIONS                                                             For the Period from September 1, 1999
                                                                                    (commencement of operations) to July 31, 2000


--------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
Dividends                                                                                                               $40,352
--------------------------------------------------------------------------------------------------------------------------------
Interest                                                                                                                 21,358
                                                                                                              ------------------
Total income                                                                                                             61,710

--------------------------------------------------------------------------------------------------------------------------------
EXPENSES
Management fees                                                                                                          46,597
--------------------------------------------------------------------------------------------------------------------------------
Distribution and service plan fees:
Class A                                                                                                                   5,153
Class B                                                                                                                  14,916
Class C                                                                                                                   5,854
--------------------------------------------------------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees:
Class A                                                                                                                   5,991
Class B                                                                                                                   2,325
Class C                                                                                                                     892
Class Y                                                                                                                       1
--------------------------------------------------------------------------------------------------------------------------------
Shareholder reports                                                                                                      17,306
--------------------------------------------------------------------------------------------------------------------------------
Registration and filing fees                                                                                              5,565
--------------------------------------------------------------------------------------------------------------------------------
Legal, auditing and other professional fees                                                                               3,112
--------------------------------------------------------------------------------------------------------------------------------
Custodian fees and expenses                                                                                               1,899
--------------------------------------------------------------------------------------------------------------------------------
Insurance expense                                                                                                         1,433
--------------------------------------------------------------------------------------------------------------------------------
Trustees' compensation                                                                                                      165
--------------------------------------------------------------------------------------------------------------------------------
Other                                                                                                                       761
                                                                                                              ------------------
Total expenses                                                                                                          111,970
Less expenses paid indirectly                                                                                            (1,899)
                                                                                                              ------------------
Net expenses                                                                                                            110,071

--------------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT LOSS                                                                                                     (48,361)

--------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN
Net realized gain on investments                                                                                         42,927
--------------------------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation on investments                                                                    591,918
                                                                                                              ------------------
Net realized and unrealized gain                                                                                        634,845

--------------------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                                   $586,484
                                                                                                              ==================


See accompanying Notes to Financial Statements.

13 Oppenheimer Trinity Growth Fund


--------------------------------------------------------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS

                                                                                                                PERIOD ENDED
                                                                                                              JULY 31, 2000(1)
--------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income (loss)                                                                                           ($48,361)
--------------------------------------------------------------------------------------------------------------------------------
Net realized gain                                                                                                        42,927
--------------------------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation                                                                                   591,918
                                                                                                              ------------------
Net increase in net assets resulting from operations                                                                    586,484

--------------------------------------------------------------------------------------------------------------------------------
BENEFICIAL  INTEREST  TRANSACTIONS
Net  increase in net assets  resulting  from
beneficial interest transactions:
Class A                                                                                                               6,557,669
Class B                                                                                                               3,180,449
Class C                                                                                                               1,434,698
Class Y                                                                                                                      75

--------------------------------------------------------------------------------------------------------------------------------
NET ASSETS
Total increase                                                                                                       11,759,375
--------------------------------------------------------------------------------------------------------------------------------
Beginning of period                                                                                                     103,000 (2)
                                                                                                              ------------------
End of period                                                                                                       $11,862,375
                                                                                                              ==================


1. For the period from September 1, 1999 (commencement of operations) to July 31, 2000. 2. Reflects the value of the Manager's initial seed money investment at August 18, 1999.

See accompanying Notes to Financial Statements.

14 Oppenheimer Trinity Growth Fund


-----------------------------------------------------------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
                                              CLASS A                CLASS B               CLASS C               CLASS Y
                                              -------------------    ------------------    ------------------    ------------------

                                              PERIOD ENDED           PERIOD ENDED          PERIOD ENDED          PERIOD ENDED
                                              JULY 31, 2000(1)       JULY 31, 2000(1)      JULY 31, 2000(1)      JULY 31, 2000(1)
-----------------------------------------------------------------------------------------------------------------------------------
Per Share Operating Data
Net asset value, beginning of period                      $10.00                $10.00                $10.00                $10.00
-----------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment loss                                         (.03)                 (.07)                 (.06)                 (.02)
Net realized and unrealized gain                            1.44                  1.40                  1.38                  1.45
                                              -------------------    ------------------    ------------------    ------------------
Total income from investment operations                     1.41                  1.33                  1.32                  1.43

-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                            $11.41                $11.33                $11.32                $11.43
                                              ===================    ==================    ==================    ==================

-----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE(2)                        14.10%                13.30%                13.20%                14.30%
-----------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)                  $7,088                $3,298                $1,475                    $1
-----------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                         $4,536                $1,639                 $ 644                    $1
-----------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: (3)
Net investment loss                                        (0.48)%               (1.35)%               (1.35)%               (0.36)%
Expenses                                                    1.50%                 2.37%                 2.37%                 1.38%
Expenses, net of indirect expenses                          1.47%                 2.34%                 2.34%                 1.35%
-----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                      173%                  173%                  173%                  173%

1. For the period from September 1, 1999 (commencement of operations) to July 31, 2000.

2. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or commencement of operations), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

3. Annualized for periods of less than one full year.


See accompanying Notes to Financial Statements.

15 Oppenheimer Trinity Growth Fund

NOTES TO FINANCIAL STATEMENTS

1.  SIGNIFICANT ACCOUNTING POLICIES
Oppenheimer Trinity Growth Fund (the Fund) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment objective is to seek capital appreciation. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager).

The Fund offers Class A, Class B, Class C and Class Y shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B and Class C shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (CDSC). Class Y shares are sold to certain institutional investors without either a front-end sales charge or a CDSC. All classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own expenses directly attributable to that class and exclusive voting rights with respect to matters affecting that class. Classes A, B and C have separate distribution and/or service plans. No such plan has been adopted for Class Y shares. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.

SECURITIES VALUATION Securities listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing bid and asked prices, and if not, at the closing bid price. Securities (including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations, a portfolio pricing service authorized by the Board of Trustees, or at their fair value. Fair value is determined in good faith under consistently applied procedures under the supervision of the Board of Trustees. Short-term "money market type" debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).

REPURCHASE AGREEMENTS The Fund requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian's vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or limited.

ALLOCATION OF INCOME, EXPENSES, GAINS AND LOSSES Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

FEDERAL TAXES The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required.

TRUSTEES' COMPENSATION The Fund has adopted an unfunded retirement plan for the Fund's independent Board of Trustees. Benefits are based on years of service and fees paid to each trustee during the years of service.

The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of annual compensation they are entitled to receive from the Fund. Under the plan, the compensation deferred is periodically adjusted as though an equivalent amount had been invested for the Board of Trustees in shares of one or more Oppenheimer funds selected by the trustee. The amount paid to the Board of Trustees under the plan will be determined based upon the performance of the selected funds. Deferral of trustees' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net investment income per share.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

16  Oppenheimer Trinity Growth Fund

1.  SIGNIFICANT ACCOUNTING POLICIES Continued
CLASSIFICATION OF DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.

The Fund adjusts the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the period ended July 31, 2000, amounts have been reclassified to reflect a decrease in paid-in capital of $5,434, a decrease in accumulated net investment loss of $48,361, and a decrease in accumulated net realized gain on investments of $42,927. Net assets of the Fund were unaffected by the reclassifications.

EXPENSE OFFSET ARRANGEMENTS Expenses paid indirectly represent a reduction of custodian fees for earnings on cash balances maintained by the Fund.

OTHER Investment transactions are accounted for as of trade date and dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period.
Actual results could differ from those estimates.

17  Oppenheimer Trinity Growth Fund

2.  SHARES OF BENEFICIAL INTEREST
The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                                                PERIOD ENDED JULY 31, 2000(1)
                                           SHARES                   AMOUNT
---------------------------------------------------------------------------
CLASS A
Sold                                      778,646             $  8,459,168
Redeemed                                 (167,246)              (1,901,499)
                                         --------             ------------
Net increase                              611,400             $  6,557,669
                                         ========             ============

---------------------------------------------------------------------------
CLASS B
Sold                                      451,367             $  4,987,674
Redeemed                                 (160,318)              (1,807,225)
                                         --------             ------------
Net increase                              291,049             $  3,180,449
                                         ========             ============

---------------------------------------------------------------------------
CLASS C
Sold                                      188,719             $  2,090,810
Redeemed                                  (58,542)                (656,112)
                                         --------             ------------
Net increase                              130,177             $  1,434,698
                                         ========             ============

---------------------------------------------------------------------------
CLASS Y
Sold                                            6             $         75
                                         --------             ------------
Net increase                                    6             $         75
                                         ========             ============


        1. For the period from September 1, 1999 (commencement of operations) to July 31, 2000.

3. PURCHASES AND SALES OF SECURITIES
The aggregate  cost of purchases and proceeds  from sales of  securities,  other
than  short-term  obligations,   for  the  period  ended  July  31,  2000,  were
$22,563,337 and $11,924,472, respectively.

As of July 31, 2000, unrealized appreciation (depreciation) based on cost of securities for federal income tax purposes of $10,922,792 was:

Gross unrealized appreciation               $ 972,864
Gross unrealized depreciation                (380,946)
                                            ---------
Net unrealized appreciation                 $ 591,918
                                            =========

4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES
MANAGEMENT FEES Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 0.75% of the first $200 million of average annual net assets of the Fund, 0.72% of the next $200 million, 0.69% of the next $200 million, 0.66% of the next $200 million, and 0.60% of average annual net assets in excess of $800 million. The Fund's management fee for the period ended July 31, 2000 was an annualized rate of 0.75%, before any waiver by the Manager if applicable.

TRANSFER AGENT FEES OppenheimerFunds Services (OFS), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund on an "at-cost" basis. OFS also acts as the transfer and shareholder servicing agent for the other Oppenheimer funds.

18  Oppenheimer Trinity Growth Fund

4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES Continued
SUB-ADVISOR FEES The Manager pays Trinity Investment Management Corporation (the Sub-Advisor) based on the fee schedule set forth in the Prospectus. For the period ended July 31, 2000, the Manager paid $13,107 to the Sub-Advisor.

DISTRIBUTION AND SERVICE PLAN FEES Under its General Distributor's Agreement with the Manager, the Distributor acts as the Fund's principal underwriter in the continuous public offering of the different classes of shares of the Fund.

The compensation paid to (or retained by) the Distributor from the sale of shares or on the redemption of shares is shown in the table below for the period indicated.

------------------- ------------------ -------------------- --------------- ----------------- -----------------
                    AGGREGATE          CLASS A FRONT-END    COMMISSIONS     COMMISSIONS ON    COMMISSIONS ON
                    FRONT-END SALES    SALES CHARGES        ON CLASS A      CLASS B SHARES    CLASS C SHARES
                    CHARGES ON CLASS   RETAINED BY          SHARES          ADVANCED BY       ADVANCED BY
                    A SHARES           DISTRIBUTOR          ADVANCED BY     DISTRIBUTOR(1)    DISTRIBUTOR(1)
PERIOD  ENDED                                               DISTRIBUTOR(1)
------------------- ------------------ -------------------- --------------- ----------------- -----------------
July 31, 2000          $32,621             $9,701             $3,880          $64,851           $10,833
------------------- ------------------ -------------------- --------------- ----------------- -----------------

     1. THE DISTRIBUTOR  ADVANCES  COMMISSION PAYMENTS TO DEALERS FOR CERTAIN
     SALES      OF CLASS A SHARES AND FOR SALES OF CLASS B AND CLASS C SHARES
     FROM ITS OWN RESOURCES AT THE TIME OF SALE.

---------------------- ---------------------------- --------------------------- ----------------------------
                       CLASS A CONTINGENT           CLASS B CONTINGENT          CLASS C CONTINGENT
                       DEFERRED SALES CHARGES       DEFERRED SALES CHARGES      DEFERRED SALES CHARGES
PERIOD ENDED           RETAINED BY DISTRIBUTOR      RETAINED BY DISTRIBUTOR     RETAINED BY DISTRIBUTOR
---------------------- ---------------------------- --------------------------- ----------------------------
July 31, 2000                  $--                        $3,248                      $1,024
---------------------- ---------------------------- --------------------------- ----------------------------

The Fund has adopted a Service Plan for Class A shares and Distribution and Service Plans for Class B and Class C shares under Rule 12b-1 of the Investment Company Act. Under those plans the Fund pays the Distributor for all or a portion of its costs incurred in connection with the distribution and/or servicing of the shares of the particular class.

CLASS A SERVICE PLAN FEES Under the Class A service plan, the Distributor currently uses the fees it receives from the Fund to pay brokers, dealers and other financial institutions. The Class A service plan permits reimbursements to the Distributor at a rate of up to 0.25% of average annual net assets of Class A shares purchased. The Distributor makes payments to plan recipients quarterly at an annual rate not to exceed 0.25% of the average annual net assets consisting of Class A shares of the Fund. For the period ended July 31, 2000, payments under the Class A plan totaled $5,153 prior to Manager waiver if applicable, all of which were paid by the Distributor to recipients. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years.

CLASS B AND CLASS C DISTRIBUTION AND SERVICE PLAN FEES Under each plan, service fees and distribution fees are computed on the average of the net asset value of shares in the respective class, determined as of the close of each regular business day during the period. The Class B and Class C plans provide for the Distributor to be compensated at a flat rate, whether the Distributor's distribution expenses are more or less than the amounts paid by the Fund under the plan during the period for which the fee is paid.

The Distributor retains the asset-based sales charge on Class B shares. The Distributor retains the asset-based sales charge on Class C shares during the first year the shares are outstanding. The asset-based sales charges on Class B and Class C shares allow investors to buy shares without a front-end sales charge while allowing the Distributor to compensate dealers that sell those shares.

19  Oppenheimer Trinity Growth Fund

4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES Continued
The Distributor's actual expenses in selling Class B and Class C shares may be more than the payments it receives from the contingent deferred sales charges collected on redeemed shares and asset-based sales charges from the Fund under the plans. If any plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to the Distributor for distributing shares before the plan was terminated. The plans allow for the carry-forward of distribution expenses, to be recovered from asset-based sales charges in subsequent fiscal periods.


----------------------------------------------------------------------------------------------------------------------
           DISTRIBUTION  FEES PAID TO THE  DISTRIBUTOR FOR THE PERIOD ENDED JULY
           31, 2000, WERE AS FOLLOWS:
----------------------------------------------------------------------------------------------------------------------
                                                                                              DISTRIBUTOR'S
                                                                 DISTRIBUTOR'S AGGREGATE      UNREIMBURSED EXPENSES
                    TOTAL PAYMENTS        AMOUNT RETAINED BY     UNREIMBURSED EXPENSES        AS % OF NET ASSETS OF
                    UNDER PLAN            DISTRIBUTOR            UNDER PLAN                   CLASS
------------------- --------------------- ---------------------- ---------------------------- ------------------------
CLASS B PLAN              $14,916                $12,907                   $67,625                       2.05%
------------------- --------------------- ---------------------- ---------------------------- ------------------------
CLASS C PLAN                5,854                  3,754                    11,463                       0.78
------------------- --------------------- ---------------------- ---------------------------- ------------------------

5.  BANK BORROWINGS
The Fund may borrow from a bank for temporary or emergency purposes including, without limitation, funding of shareholder redemptions provided asset coverage for borrowings exceeds 300%. The Fund has entered into an agreement which enables it to participate with other Oppenheimer funds in an unsecured line of credit with a bank, which permits borrowings up to $400 million, collectively. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.45%. Borrowings are payable 30 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.08% per annum.

The Fund had no borrowings outstanding during the period ended July 31, 2000.

20  Oppenheimer Trinity Growth Fund

INDEPENDENT AUDITORS' REPORT


The Board of Trustees and Shareholders of Oppenheimer Trinity Growth Fund:

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Oppenheimer Trinity Growth Fund as of July 31, 2000, and the related statement of operations, statement of changes in net assets and financial highlights for the period from September 1, 1999 (commencement of operations) to July 31, 2000. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2000, by correspondence with the custodian and brokers; and where confirmations were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Trinity Growth Fund as of July 31, 2000, and the results of its operations, the changes in its net assets and financial highlights for the period from September 1, 1999 (commencement of operations) to July 31, 2000, in conformity with accounting principles generally accepted in the United States of America.


KPMG LLP

Denver, Colorado
August  21, 2000

21  Oppenheimer Trinity Growth Fund

FEDERAL INCOME TAX INFORMATION  (Unaudited)


In early 2001 shareholders will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 2000. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.

The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

22  Oppenheimer Trinity Growth Fund

OPPENHEIMER TRINITY GROWTH FUND


     OFFICERS AND TRUSTEES     Leon Levy, Chairman of the Board of Trustees
                               Donald W. Spiro, Vice Chairman of the Board of
                                        Trustees
                               Bridget A. Macaskill, Trustee and President
                               Robert G. Galli, Trustee
                               Phillip A. Griffiths, Trustee
                               Benjamin Lipstein, Trustee
                               Elizabeth B. Moynihan, Trustee
                               Kenneth A. Randall, Trustee
                               Edward V. Regan, Trustee
                               Russell S. Reynolds, Jr., Trustee
                               Clayton K. Yeutter, Trustee
                               Andrew J. Donohue, Secretary
                               Brian W. Wixted, Treasurer
                               Robert J. Bishop, Assistant Treasurer
                               Scott T. Farrar, Assistant Treasurer
                               Robert G. Zack, Assistant Secretary

     INVESTMENT ADVISOR        OppenheimerFunds, Inc.

     SUB-ADVISOR               Trinity Investment Management Corporation

     DISTRIBUTOR               OppenheimerFunds Distributor, Inc.

     TRANSFER AND              OppenheimerFunds Services
     SHAREHOLDER
     SERVICING AGENT

     CUSTODIAN OF              The Bank of New York
     PORTFOLIO SECURITIES

     INDEPENDENT AUDITORS      KPMG LLP

     LEGAL COUNSEL             Mayer, Brown & Platt


This is a copy of a report to shareholders of Oppenheimer Trinity Growth Fund. For other material information concerning the Fund, see the Prospectus.

SHARES OF OPPENHEIMER FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF ANY BANK, ARE NOT GUARANTEED BY ANY BANK, AND ARE NOT INSURED BY THE FDIC OR ANY OTHER AGENCY, AND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

OPPENHEIMER FUNDS ARE DISTRIBUTED BY OPPENHEIMERFUNDS DISTRIBUTOR, INC., TWO WORLD TRADE CENTER, NEW YORK, NY 10048-0203


(C) COPYRIGHT 2000 OPPENHEIMERFUNDS, INC.  ALL RIGHTS RESERVED.

23  Oppenheimer Trinity Growth Fund

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